Exhibit 13.1

VOLUNTARY CERTIFICATION OF JEAN-MARC CHERY, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND SOLE MEMBER OF THE MANAGING BOARD OF STMICROELECTRONICS N.V. AND LORENZO GRANDI, CHIEF FINANCIAL OFFICER AND PRESIDENT, FINANCE, INFRASTRUCTURE AND SERVICES OF STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 6-K of STMicroelectronics N.V. (the “Company”) for the period ending June 29, 2019, as submitted to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.          The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2019	By:	/s/ Jean-Marc Chery

		Name:	Jean-Marc Chery
		Title:	President and Chief Executive Officer and Sole Member of our Managing Board

Date: August 6, 2019	By:	/s/ Lorenzo Grandi

		Name:	Lorenzo Grandi
		Title:	Chief Financial Officer President, Finance, Infrastructure and Services